                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A PRUDENTIAL FINANCIAL COMPANY
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL/SM/ PREMIER VARIABLE ANNUITY Bb SERIES

 Flexible Premium Deferred Annuity

 PROSPECTUS: August 1, 2007

                      ------------------------

 This prospectus describes a flexible premium deferred annuity (the "Annuity") offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). This Prospectus describes the important features of the Annuity and what you should consider before purchasing it. In addition, selling broker-dealer firms through which the Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNTS
 Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. Currently, portfolios of Advanced Series Trust (formerly named American Skandia Trust) are being offered. See the following page for a complete list of Sub-accounts.

 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 61. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549 (See the file number 333-144657). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

                 FOR FURTHER INFORMATION CALL: 1-888-PRU-2888
 This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

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 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL/SM/, IS A SERVICE MARK OWNED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND IS USED BY ITS AFFILIATES, INCLUDING PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY.
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Prospectus Dated: August 1, 2007 Statement of Additional Information Dated: August 1, 2007
                                                                                 PREMIERNY

 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA, AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

Advanced Series Trust:
AST Advanced Strategies
AST Aggressive Asset Allocation
AST AllianceBernstein Core Value
AST AllianceBernstein Growth & Income
AST AllianceBernstein Managed Index 500
AST American Century Income & Growth
AST American Century Strategic Allocation
AST Balanced Asset Allocation
AST Capital Growth Asset Allocation
AST Cohen & Steers Realty
AST Conservative Asset Allocation
AST DeAM Large-Cap Value
AST DeAM Small-Cap Value
AST Federated Aggressive Growth
AST First Trust Balanced Target
AST First Trust Capital Appreciation Target
AST Goldman Sachs Concentrated Growth
AST Goldman Sachs Mid-Cap Growth
AST High Yield
AST International Growth
AST International Value
AST JPMorgan International Equity
AST Large-Cap Value
AST Lord Abbett Bond-Debenture
AST Marsico Capital Growth
AST MFS Global Equity
AST MFS Growth
AST Mid-Cap Value
AST Money Market
AST Neuberger Berman Mid-Cap Growth
AST Neuberger Berman Mid-Cap Value
AST Neuberger Berman Small-Cap Growth
AST PIMCO Limited Maturity Bond
AST PIMCO Total Return Bond
AST Preservation Asset Allocation
AST Small-Cap Growth
AST Small-Cap Value
AST T. Rowe Price Asset Allocation
AST T. Rowe Price Global Bond
AST T. Rowe Price Large-Cap Growth
AST T. Rowe Price Natural Resources
AST UBS Dynamic Alpha

                                   CONTENTS

INTRODUCTION.............................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE THE ANNUITY?.............................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?.......................................  1
 HOW DO I PURCHASE THE ANNUITY?..........................................................  2

GLOSSARY OF TERMS........................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES.....................................................  5

EXPENSE EXAMPLES.........................................................................  9

INVESTMENT OPTIONS....................................................................... 10

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?...................... 10
 WHAT ARE THE FIXED RATE OPTIONS......................................................... 18

FEES AND CHARGES......................................................................... 19

 WHAT ARE THE CONTRACT FEES AND CHARGES?................................................. 19
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?........................................... 20
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................... 20
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................... 21

PURCHASING YOUR ANNUITY.................................................................. 22

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?................................... 22

MANAGING YOUR ANNUITY.................................................................... 23

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?......................... 23
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?............................................ 23
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?................................................ 24
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?............................ 24
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?........................ 24

MANAGING YOUR ACCOUNT VALUE.............................................................. 25

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?............................................ 25
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.............. 25
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?............................... 26
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?........................................ 26
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?.... 27

ACCESS TO ACCOUNT VALUE.................................................................. 28

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?........................................ 28
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?........................................... 28
 CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................. 28
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................... 28
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?......... 29
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?................................................................................. 29
 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?...................... 29
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................... 29
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?............................................ 30
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.................................... 30

LIVING BENEFIT PROGRAMS.................................................................. 31

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?............................................................................ 31
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................................ 31
 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)............................................ 35
 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)............................ 39

                                      (i)

DEATH BENEFIT..................................................  44

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.................  44
 BASIC DEATH BENEFIT...........................................  44
 OPTIONAL DEATH BENEFIT........................................  44
 PAYMENT OF DEATH BENEFITS.....................................  45

VALUING YOUR INVESTMENT........................................  48

 HOW IS MY ACCOUNT VALUE DETERMINED?...........................  48
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?....................  48
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?...................  48
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?...................  48

TAX CONSIDERATIONS.............................................  50

GENERAL INFORMATION............................................  58

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?....................  58
 WHAT IS PRUCO LIFE OF NEW JERSEY?.............................  58
 WHAT IS THE SEPARATE ACCOUNT?.................................  58
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?..........  58
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?  60
 FINANCIAL STATEMENTS..........................................  60
 HOW TO CONTACT US.............................................  60
 INDEMNIFICATION...............................................  61
 LEGAL PROCEEDINGS.............................................  61
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...........  61

APPENDIX A - ACCUMULATION UNIT VALUES.......................... A-1

                                     (ii)

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE THE ANNUITY?
 The Annuity is frequently used for retirement planning because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. The Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). The Annuity may also be used as an investment vehicle for "non-qualified" investments. The Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Rate Options.

 When the Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

 When the Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options, and the ability to make transfers between numerous Sub-accounts offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?

..   The Annuity is a "flexible premium deferred annuity." It is called
    "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..   The Annuity offers both Sub-accounts and Fixed Rate Options. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Rate Option interest is guaranteed by us.

..   The Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..   During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.

..   The Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive.

..   The Annuity offers a basic Death Benefit. It also offers an optional Death
    Benefit that provides an enhanced level of protection for your beneficiary(ies) for an additional charge.

..   You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply.

..   Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 HOW DO I PURCHASE THE ANNUITY?
 We sell the Annuity through licensed, registered Financial Professionals. The Annuity has a minimum initial Purchase Payment of $1,000. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer program under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity, which is 85. No additional Purchase Payments will be permitted after age 85. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value
 The value of each allocation to a Sub-account or a Fixed Rate Option prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity.

 Annuitization
 The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 Annuity Date
 The date you choose for annuity payments to commence. Unless we agree otherwise the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95th birthday of the older of the Owner or Annuitant.

 Annuity Year
 A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Code
 The Internal Revenue Code of 1986, as amended from time to time.

 Contingent Deferred Sales Charge (CDSC)
 This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. See "Summary of Contract Fees and Charges" for details on the CDSC for the Annuity.

 Fixed Rate Option
 An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look
 Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

 Guaranteed Minimum Income Benefit (GMIB)
 We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guarantee Period
 A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 Highest Anniversary Value Death Benefit (HAV)
 We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 Issue Date
 The effective date of your Annuity.

 Lifetime Five Income Benefit
 We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Owner
 With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 Spousal Lifetime Five Income Benefit
 We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Sub-Account
 We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value
 The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 Unit
 A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day
 Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against the Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect, other than the Guaranteed Minimum Income Benefit, which is assessed against the Protected Income Value. Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY/ 1/
                ------------------------------------------------------
                                   Bb SERIES
                ------------------------------------------------------
                Yr. 1       Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
                ------------------------------------------------------
                7.0%        6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
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                 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.

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                      OTHER TRANSACTION FEES AND CHARGES
                        (assessed against each Annuity)
       --------------------------------------------------------------------
                                                       FEE/CHARGE
       --------------------------------------------------------------------
       Transfer Fee/ 1/                        ($20.00 maximum) currently
                                                         $10.00
       --------------------------------------------------------------------

 1) Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

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                           PERIODIC FEES AND CHARGES
                        (assessed against each Annuity)
       --------------------------------------------------------------------
                                                       FEE/CHARGE
       --------------------------------------------------------------------
       Annual Maintenance Fee/ 1/                Lesser of $30 or 2% of
                                                     Account Value
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                  ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS/ 2/
           (assessed as a percentage of the daily net assets of the
                                 Sub-accounts)
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                                                       FEE/CHARGE
       --------------------------------------------------------------------
       Mortality & Expense Risk Charge/ 3/               0.80%
       --------------------------------------------------------------------
       Administration Charge/ 3/                         0.15%
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       Settlement Service Charge/ 4/                     1.00%
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       Total Annual Charges of the                       0.95%
       Sub-accounts Service Charge
       (excluding settlement service charge)
       --------------------------------------------------------------------

 (1)Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.
 (2)These charges are deducted daily and apply to the Sub-accounts only.
 (3)The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 (4)The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.

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                    YOUR OPTIONAL BENEFIT FEES AND CHARGES
  ---------------------------------------------------------------------------
            OPTIONAL BENEFIT                  OPTIONAL            TOTAL
                                            BENEFIT FEE/         ANNUAL
                                               CHARGE           CHARGE/ 1/
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  GUARANTEED MINIMUM INCOME BENEFIT      (2.00% maximum)/ 2/    0.95% PLUS
  (GMIB)                                    0.50% current        0.50% of
                                               charge        Protected Income
                                                                  Value
  ---------------------------------------------------------------------------

  LIFETIME FIVE INCOME BENEFIT           (1.50% maximum)/ 2/      1.55%
                                            0.60% current
                                               charge
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  SPOUSAL LIFETIME FIVE INCOME BENEFIT   (1.50% maximum)/ 2/      1.70%
                                            0.75% current
                                               charge
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  HIGHEST ANNIVERSARY VALUE DEATH               0.25%             1.20%
  BENEFIT (HAV)
  ---------------------------------------------------------------------------

  LIFETIME FIVE INCOME BENEFIT AND          1.75% maximum         1.80%
  HIGHEST ANNIVERSARY VALUE DEATH           0.85% current
  BENEFIT (the maximum combination of          charge
  optional benefits)
  ---------------------------------------------------------------------------
  Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
  ---------------------------------------------------------------------------

 (1)The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. Other than for GMIB, each optional benefit charge set forth above is assessed based on the average daily net assets allocated to the Sub-accounts. With respect to GMIB, the charge is assessed against average GMIB Protected Income Value. These optional benefits are not available under the Beneficiary Continuation Option.
 (2)We have the right to increase the charge for each benefit up to the indicated maximum charge upon a step-up or for a new election of the benefit, or upon a reset of the benefit, if permitted. However, we have no present intention of increasing the charge to that maximum level.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2006. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

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                             TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
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                                                   MAXIMUM                         MINIMUM
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Total Portfolio Operating Expense                   1.25%                           0.61%
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 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2006, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

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                            UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
                (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------
----------------------------------------------            For the year ended December 31, 2006
             UNDERLYING PORTFOLIO             -------------------------------------------------------------
                                               Management    Other     12b-1 Fees  Acquired    Total Annual
                                                  Fees    Expenses/ 1/             Portfolio    Portfolio
                                                                                    Fees &      Operating
                                                                                  Expenses/ 2/   Expenses
-                                              ------------------------------------------------------------
Advanced Series Trust /3/
 AST Advanced Strategies                         0.85%       0.24%       0.00%       0.00%        1.09%
 AST Aggressive Asset Allocation                 0.15%       0.05%       0.00%       0.99%        1.19%
 AST AllianceBernstein Core Value                0.75%       0.14%       0.00%       0.00%        0.89%
 AST AllianceBernstein Growth & Income           0.75%       0.11%       0.00%       0.00%        0.86%
 AST AllianceBernstein Managed Index 500         0.60%       0.14%       0.00%       0.00%        0.74%
 AST American Century Income & Growth            0.75%       0.15%       0.00%       0.00%        0.90%
 AST American Century Strategic Allocation/ 4/   0.85%       0.21%       0.00%       0.00%        1.06%
 AST Balanced Asset Allocation                   0.15%       0.02%       0.00%       0.90%        1.07%
 AST Capital Growth Asset Allocation             0.15%       0.02%       0.00%       0.95%        1.12%
 AST Cohen & Steers Realty                       1.00%       0.13%       0.00%       0.00%        1.13%
 AST Conservative Asset Allocation               0.15%       0.04%       0.00%       0.89%        1.08%
 AST DeAM Large-Cap Value                        0.85%       0.15%       0.00%       0.00%        1.00%
 AST DeAM Small-Cap Value                        0.95%       0.23%       0.00%       0.00%        1.18%
 AST Federated Aggressive Growth                 0.95%       0.14%       0.00%       0.00%        1.09%
 AST First Trust Balanced Target                 0.85%       0.21%       0.00%       0.00%        1.06%
 AST First Trust Capital Appreciation Target     0.85%       0.19%       0.00%       0.00%        1.04%
 AST Goldman Sachs Concentrated Growth           0.90%       0.13%       0.00%       0.00%        1.03%
 AST Goldman Sachs Mid-Cap Growth                1.00%       0.15%       0.00%       0.00%        1.15%
 AST High Yield /5/                              0.75%       0.15%       0.00%       0.00%        0.90%
 AST International Growth/ 6/                    1.00%       0.15%       0.00%       0.00%        1.15%
 AST International Value/ 7/                     1.00%       0.13%       0.00%       0.00%        1.13%
 AST JPMorgan International Equity               0.87%       0.16%       0.00%       0.00%        1.03%
 AST Large-Cap Value                             0.75%       0.11%       0.00%       0.00%        0.86%
 AST Lord Abbett Bond-Debenture                  0.80%       0.14%       0.00%       0.00%        0.94%
 AST Marsico Capital Growth                      0.90%       0.11%       0.00%       0.00%        1.01%
 AST MFS Global Equity                           1.00%       0.25%       0.00%       0.00%        1.25%
 AST MFS Growth                                  0.90%       0.13%       0.00%       0.00%        1.03%
 AST Mid-Cap Value                               0.95%       0.21%       0.00%       0.00%        1.16%
 AST Money Market                                0.50%       0.11%       0.00%       0.00%        0.61%
 AST Neuberger Berman Mid-Cap Growth             0.90%       0.14%       0.00%       0.00%        1.04%
 AST Neuberger Berman Mid-Cap Value              0.89%       0.11%       0.00%       0.00%        1.00%
 AST Neuberger Berman Small-Cap Growth/ 8/       0.95%       0.16%       0.00%       0.00%        1.11%
 AST PIMCO Limited Maturity Bond                 0.65%       0.12%       0.00%       0.00%        0.77%
 AST PIMCO Total Return Bond                     0.65%       0.12%       0.00%       0.00%        0.77%
 AST Preservation Asset Allocation               0.15%       0.08%       0.00%       0.82%        1.05%
 AST Small-Cap Growth                            0.90%       0.18%       0.00%       0.00%        1.08%
 AST Small-Cap Value /9/                         0.90%       0.13%       0.00%       0.00%        1.03%
 AST T. Rowe Price Asset Allocation              0.85%       0.14%       0.00%       0.00%        0.99%
 AST T. Rowe Price Global Bond                   0.80%       0.16%       0.00%       0.00%        0.96%
 AST T. Rowe Price Large-Cap Growth              0.90%       0.11%       0.00%       0.00%        1.01%
 AST T. Rowe Price Natural Resources Portfolio   0.90%       0.13%       0.00%       0.00%        1.03%
 AST UBS Dynamic Alpha/ 10/                      1.00%       0.21%       0.00%       0.00%        1.21%
-----------------------------------------------------------------------------------------------------------

 1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
 2. The AST Aggressive Asset Allocation, the AST Balanced Asset Allocation, the AST Capital Growth Asset Allocation, the AST Conservative Asset Allocation and the AST Preservation Asset Allocation Portfolios (the "Dynamic Asset Allocation Portfolios") each invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests in shares of other Portfolios of the Advanced Series Trust, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Dynamic Asset Allocation Portfolio invested during the year ended December 31, 2006. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when they purchase or redeem shares of the Acquired Portfolios. Where "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables in the prospectus for the Portfolios.
 3. The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2006 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.
 4. Prior to May 1, 2007 the Portfolio was named the "AST American Century Strategic Balanced Portfolio."
 5. Effective June 16, 2006, Goldman Sachs Asset Management L.P. no longer serves as a Co-Sub-advisor to the Portfolio.
 6. Effective November 13, 2006, Marsico Capital Management, LLC became a Sub-advisor of the Portfolio along with William Blair & Company, LLC. Prior to November 13, 2006, William Blair & Company, LLC served as the sole Sub-advisor of the Portfolio, then named the "AST William Blair International Growth Portfolio."
 7. Effective November 13, 2006, Thornburg Investment Management, Inc. became a Sub-advisor to the Portfolio along with LSV Asset Management. Prior to November 13, 2006, LSV Asset Management served as the sole Sub-advisor of the Portfolio, then named the "AST LSV International Value Portfolio."
 8. Effective May 1, 2007, Neuberger Berman Management, Inc. became Sub-advisor to the Portfolio. Prior to May 1, 2007, Deutsche Asset Management, Inc. served as Sub-advisor of the Portfolio, then named the "AST DeAM Small-Cap Growth Portfolio."
 9. Effective December 2006, Salomon Brothers Asset Management, Inc. one of the Co-Sub-advisors to the Portfolio changed its name to ClearBridge Advisors, LLC.
 10.Expenses shown are the annualized estimated operating expenses for AST UBS
    Dynamic Alpha Portfolio effective May 1, 2007. Prior to May 1, 2007, the Portfolio was named the "AST Global Allocation Portfolio," and operating expenses based upon the year ended December 31, 2006, would be as follows:
    Shareholder Fees (fees paid directly from your investment) - None; Management Fees - .10%; Distribution (12b-1) Fees - None; Other Expenses - .09%; Acquired Portfolio Fees & Expenses - .88%; Total Annual Portfolio Operating Expenses - 1.07%.

                                EXPENSE EXAMPLE

 This example is intended to help you compare the cost of investing in the Annuity with the cost of other variable annuities. Below is an example showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The example reflects the following fees and charges for the Annuity as described in "Summary of Contract Fees and Charges":
..   Insurance Charge
..   Contingent Deferred Sales Charge (when and if applicable)
..   Annual Maintenance Fee

 The example also assumes the following for the period shown:
..   You allocate all of your Account Value to the Sub-account with the maximum total operating expenses, and those expenses remain the same each year*
..   For each Sub-account charge, we deduct the maximum rather than the current charge
..   You make no withdrawals of Account Value
..   You make no transfers, or other transactions for which we charge a fee
..   No tax charge applies
..   You elect the Lifetime Five Income Benefit and the Highest Anniversary
    Value Death Benefit (the maximum combination of optional benefit charges)

 Amounts shown in the example is rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

 The example is illustrative only--it should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios--actual expenses will be less than those shown if you elect a different combination of optional benefits than indicated in the example or if you allocate Account Value to any other available Sub-accounts.

 Expense Example is provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; 2.) if you annuitize at the end of the stated time period; and 3.) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this prospectus.

 If you surrender your annuity at the end of the applicable time period:/ /

                             1 year 3 years 5 years 10 years
                   -----------------------------------------
                   Bb Series $1,057 $1,739  $2,435   $4,413

 If you annuitize your annuity at the end of the applicable time period:/ 1/

                             1 year 3 years 5 years 10 years
                   -----------------------------------------
                   Bb Series  N/A   $1,289  $2,165   $4,413

 If you do not surrender you annuity:

                             1 year 3 years 5 years 10 years
                   -----------------------------------------
                   Bb Series  $427  $1,289  $2,165   $4,413

 1  You may not annuitize in the first Annuity Year.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?
 Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm. The Portfolios that you select are your choice--we do not provide investment advice, and we do not recommend or endorse any particular Portfolio.

 Under the agreement through which Prudential Financial, Inc. acquired American Skandia Life Assurance Corporation and certain of its affiliates in May 2003, Prudential Financial may not use the "American Skandia" name in any context after May 1, 2008. Therefore, Prudential Financial has begun a "rebranding" project that involves renaming certain American Skandia legal entities. As pertinent to this annuity: 1) American Skandia Investment Services, Inc. has been renamed AST Investment Services, Inc.; and 2) American Skandia Trust has been renamed Advanced Series Trust. These name changes will not impact the manner in which customers do business with Prudential.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 The following chart lists the currently available and permitted investment options when you choose certain optional benefits:

   Optional Benefit Name*                Permitted Portfolios:
   Lifetime Five Income Benefit          AST Advanced Strategies Portfolio
                                         AST American Century Strategic
                                         Allocation Portfolio
                                         AST Balanced Asset Allocation
                                         Portfolio
   Spousal Lifetime Five Income Benefit  AST Capital Growth Asset Allocation
                                         Portfolio
                                         AST Conservative Asset Allocation
                                         Portfolio
                                         AST First Trust Balanced Target
                                         Portfolio
                                         AST First Trust Capital Appreciation
                                         Target Portfolio
                                         AST Preservation Asset Allocation
                                         Portfolio
                                         AST T. Rowe Price Asset Allocation
                                         Portfolio
                                         AST UBS Dynamic Alpha Portfolio
 ------------------------------------------------------------------------------

   Guaranteed Minimum Income Benefit     All Investment Options Permitted
   Highest Anniversary Value Death
    Benefit

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

---------------------------------------------------------------------------------
  STYLE/       INVESTMENT OBJECTIVES/POLICIES                PORTFOLIO
   TYPE                                                      ADVISOR/
                                                            SUB-ADVISOR
---------------------------------------------------------------------------------
                    ADVANCED SERIES TRUST
---------------------------------------------------------------------------------
   ASSET    AST Advanced Strategies Portfolio:
ALLOCATION/ seeks a high level of absolute
 BALANCED   return. The Portfolio invests
            primarily in a diversified portfolio       LSV Asset Management/
            of equity and fixed income securities   Marsico Capital Management,
            across different investment                LLC/Pacific Investment
            categories and investment managers.        Management Company LLC
            The Portfolio pursues a combination        (PIMCO)/T. Rowe Price
            of traditional and non-traditional     Associates, Inc./William Blair
            investment strategies.                       & Company, L.L.C.
---------------------------------------------------------------------------------
   ASSET    AST Aggressive Asset Allocation                     AST
ALLOCATION/ Portfolio: seeks the highest             Investment Services, Inc./
 BALANCED   potential total return consistent        Prudential Investments LLC
            with its specified level of risk
            tolerance. The Portfolio will invest
            its assets in several other Advanced
            Series Trust Portfolios. Under normal
            market conditions, the Portfolio will
            devote between 92.5% to 100% of its
            net assets to underlying portfolios
            investing primarily in equity
            securities, and 0% to 7.5% of its net
            assets to underlying portfolios
            investing primarily in debt
            securities and money market
            instruments.
---------------------------------------------------------------------------------
 LARGE CAP  AST AllianceBernstein Core Value           AllianceBernstein L.P.
   VALUE    Portfolio: seeks long-term capital
            growth by investing primarily in
            common stocks. The subadviser expects
            that the majority of the Portfolio's
            assets will be invested in the common
            stocks of large companies that appear
            to be undervalued. Among other
            things, the Portfolio seeks to
            identify compelling buying
            opportunities created when companies
            are undervalued on the basis of
            investor reactions to near-term
            problems or circumstances even though
            their long-term prospects remain
            sound. The subadviser seeks to
            identify individual companies with
            earnings growth potential that may
            not be recognized by the market at
            large.
---------------------------------------------------------------------------------
 LARGE CAP  AST AllianceBernstein Growth & Income      AllianceBernstein L.P.
   VALUE    Portfolio: seeks long-term growth of
            capital and income while attempting
            to avoid excessive fluctuations in
            market value. The Portfolio normally
            will invest in common stocks (and
            securities convertible into common
            stocks). The subadviser will take a
            value-oriented approach, in that it
            will try to keep the Portfolio's
            assets invested in securities that
            are selling at reasonable valuations
            in relation to their fundamental
            business prospects.
---------------------------------------------------------------------------------
 LARGE CAP  AST AllianceBernstein Managed Index        AllianceBernstein L.P.
   BLEND    500 Portfolio: seeks to outperform
            the Standard & Poor's 500 Composite
            Stock Price Index (the "S&P 500")
            through stock selection resulting in
            different weightings of common stocks
            relative to the index. The Portfolio
            will invest, under normal
            circumstances, at least 80% of its
            net assets in securities included in
            the S&P(R) 500.
---------------------------------------------------------------------------------
 LARGE CAP  AST American Century Income & Growth    American Century Investment
   VALUE    Portfolio: seeks capital growth with          Management, Inc.
            current income as a secondary
            objective. The Portfolio invests
            primarily in common stocks that offer
            potential for capital growth, and
            may, consistent with its investment
            objective, invest in stocks that
            offer potential for current income.
            The subadviser utilizes a
            quantitative management technique
            with a goal of building an equity
            portfolio that provides better
            returns than the S&P 500 Index
            without taking on significant
            additional risk and while attempting
            to create a dividend yield that will
            be greater than the S&P 500 Index.
---------------------------------------------------------------------------------
   ASSET    AST American Century Strategic          American Century Investment
ALLOCATION/ Allocation Portfolio (formerly, AST           Management, Inc.
 BALANCED   American Century Strategic Balanced
            Portfolio): long-term capital growth
            with some regular income. The
            Portfolio will invest, under normal
            circumstances, in any type of U.S. or
            foreign equity security that meets
            certain fundamental and technical
            standards. The portfolio managers
            will draw on growth, value and
            quantitative investment techniques in
            managing the equity portion of the
            Portfolio and diversify the
            Portfolio's investments among small,
            medium and large companies.
---------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
   STYLE/       INVESTMENT OBJECTIVES/POLICIES              PORTFOLIO
    TYPE                                                    ADVISOR/
                                                           SUB-ADVISOR
 -----------------------------------------------------------------------------
    ASSET    AST Balanced Asset Allocation                     AST
 ALLOCATION/ Portfolio: seeks the highest           Investment Services, Inc./
  BALANCED   potential total return consistent      Prudential Investments LLC
             with its specified level of risk
             tolerance. The Portfolio will invest
             its assets in several other Advanced
             Series Trust Portfolios. Under normal
             market conditions, the Portfolio will
             devote between 57.5% to 72.5% of its
             net assets to underlying portfolios
             investing primarily in equity
             securities, and 27.5% to 42.5% of its
             net assets to underlying portfolios
             investing primarily in debt
             securities and money market
             instruments.
 -----------------------------------------------------------------------------
    ASSET    AST Capital Growth Asset Allocation               AST
 ALLOCATION/ Portfolio: seeks the highest           Investment Services, Inc./
  BALANCED   potential total return consistent      Prudential Investments LLC
             with its specified level of risk
             tolerance. The Portfolio will invest
             its assets in several other Advanced
             Series Trust Portfolios. Under normal
             market conditions, the Portfolio will
             devote between 72.5% to 87.5% of its
             net assets to underlying portfolios
             investing primarily in equity
             securities, and 12.5% to 27.5% of its
             net assets to underlying portfolios
             investing primarily in debt
             securities and money market
             instruments.
 -----------------------------------------------------------------------------
  SPECIALTY  AST Cohen & Steers Realty Portfolio:     Cohen & Steers Capital
             seeks to maximize total return              Management, Inc.
             through investment in real estate
             securities. The Portfolio pursues its
             investment objective by investing,
             under normal circumstances, at least
             80% of its net assets in securities
             of real estate issuers. Under normal
             circumstances, the Portfolio will
             invest substantially all of its
             assets in the equity securities of
             real estate companies, i.e., a
             company that derives at least 50% of
             its revenues from the ownership,
             construction, financing, management
             or sale of real estate or that has at
             least 50% of its assets in real
             estate. Real estate companies may
             include real estate investment trusts
             (REITs).
 -----------------------------------------------------------------------------
    ASSET    AST Conservative Asset Allocation                 AST
 ALLOCATION/ Portfolio: seeks the highest           Investment Services, Inc./
  BALANCED   potential total return consistent      Prudential Investments LLC
             with its specified level of risk
             tolerance. The Portfolio will invest
             its assets in several other Advanced
             Series Trust Portfolios. Under normal
             market conditions, the Portfolio will
             devote between 47.5% to 62.5% of its
             net assets to underlying portfolios
             investing primarily in equity
             securities, and 37.5% to 52.5% of its
             net assets to underlying portfolios
             investing primarily in debt
             securities and money market
             instruments.
 -----------------------------------------------------------------------------
  LARGE CAP  AST DeAM Large-Cap Value Portfolio:       Deutsche Investment
    VALUE    seeks maximum growth of capital by     Management Americas, Inc.
             investing primarily in the value
             stocks of larger companies. The
             Portfolio pursues its objective,
             under normal market conditions, by
             primarily investing at least 80% of
             the value of its assets in the equity
             securities of large-sized companies
             included in the Russell 1000(R) Value
             Index. The subadviser employs an
             investment strategy designed to
             maintain a portfolio of equity
             securities which approximates the
             market risk of those stocks included
             in the Russell 1000(R) Value Index,
             but which attempts to outperform the
             Russell 1000(R) Value Index through
             active stock selection.
 -----------------------------------------------------------------------------
  SMALL CAP  AST DeAM Small-Cap Value Portfolio:       Deutsche Investment
    VALUE    seeks maximum growth of investors'     Management Americas, Inc.
             capital by investing primarily in the
             value stocks of smaller companies.
             The Portfolio pursues its objective,
             under normal market conditions, by
             primarily investing at least 80% of
             its total assets in the equity
             securities of small-sized companies
             included in the Russell 2000(R) Value
             Index. The subadviser employs an
             investment strategy designed to
             maintain a portfolio of equity
             securities which approximates the
             market risk of those stocks included
             in the Russell 2000(R) Value Index,
             but which attempts to outperform the
             Russell 2000(R) Value Index.
 -----------------------------------------------------------------------------

 ------------------------------------------------------------------------------
   STYLE/       INVESTMENT OBJECTIVES/POLICIES               PORTFOLIO
    TYPE                                                     ADVISOR/
                                                            SUB-ADVISOR
 ------------------------------------------------------------------------------
  SMALL CAP  AST Federated Aggressive Growth        Federated Equity Management
   GROWTH    Portfolio: seeks capital growth. The    Company of Pennsylvania/
             Portfolio pursues its investment       Federated Global Investment
             objective by investing primarily in    Management Corp./Federated
             the stocks of small companies that              MDTA LLC
             are traded on national security
             exchanges, NASDAQ stock exchange and
             the over-the-counter-market. Small
             companies will be defined as
             companies with market capitalizations
             similar to companies in the Russell
             2000 Growth Index. .
 ------------------------------------------------------------------------------
    ASSET    AST First Trust Balanced Target         First Trust Advisors L.P.
 ALLOCATION/ Portfolio: seeks long-term capital
  BALANCED   growth balanced by current income.
             The Portfolio seeks to achieve its
             objective by investing approximately
             65% in common stocks and 35% in fixed
             income securities. The Portfolio
             allocates the equity portion of the
             portfolio across five uniquely
             specialized strategies--the Dow/SM/
             Target Dividend, the Value Line(R)
             Target 25, the Global Dividend Target
             15, the NYSE(R) International Target
             25, and the Target Small Cap. Each
             strategy employs a quantitative
             approach by screening common stocks
             for certain attributes and/or using a
             multi-factor scoring system to select
             the common stocks. The fixed income
             allocation is determined by the Dow
             Jones Income strategy which utilizes
             certain screens to select bonds from
             the Dow Jones Corporate Bond Index or
             like-bonds not in the index.
 ------------------------------------------------------------------------------
    ASSET    AST First Trust Capital Appreciation    First Trust Advisors L.P.
 ALLOCATION/ Target Portfolio: seeks long-term
  BALANCED   growth of capital. The Portfolio
             seeks to achieve its objective by
             investing approximately 80% in common
             stocks and 20% in fixed income
             securities. The portfolio allocates
             the equity portion of the portfolio
             across five uniquely specialized
             strategies--the Value Line(R) Target
             25, the Global Dividend Target 15,
             the Target Small Cap, the Nasdaq(R)
             Target 15, and the NYSE(R)
             International Target 25. Each
             strategy employs a quantitative
             approach by screening common stocks
             for certain attributes and/or using a
             multi-factor scoring system to select
             the common stocks. The fixed income
             allocation is determined by the Dow
             Jones Income strategy utilizes
             certain screens to select bonds from
             the Dow Jones Corporate Bond Index or
             like-bonds not in the index.
 ------------------------------------------------------------------------------
  LARGE CAP  AST Goldman Sachs Concentrated Growth      Goldman Sachs Asset
   GROWTH    Portfolio: seeks growth of capital in       Management, L.P.
             a manner consistent with the
             preservation of capital. The
             Portfolio will pursue its objective
             by investing primarily in equity
             securities of companies that the
             subadviser believes have the
             potential to achieve capital
             appreciation over the long-term. The
             Portfolio seeks to achieve its
             investment objective by investing,
             under normal circumstances, in
             approximately 30 - 45 companies that
             are considered by the subadviser to
             be positioned for long-term growth.
 ------------------------------------------------------------------------------
   MID CAP   AST Goldman Sachs Mid-Cap Growth           Goldman Sachs Asset
   GROWTH    Portfolio: seeks long-term capital          Management, L.P.
             growth. The Portfolio pursues its
             investment objective, by investing
             primarily in equity securities
             selected for their growth potential,
             and normally invests at least 80% of
             the value of its assets in
             medium-sized companies. Medium-sized
             companies are those whose market
             capitalizations (measured at the time
             of investment) fall within the range
             of companies in the Russell Mid-cap
             Growth Index. The subadviser seeks to
             identify individual companies with
             earnings growth potential that may
             not be recognized by the market at
             large.
 ------------------------------------------------------------------------------
    FIXED    AST High Yield Portfolio: seeks a          Pacific Investment
   INCOME    high level of current income and may     Management Company LLC
             also consider the potential for                  (PIMCO)
             capital appreciation. The Portfolio
             invests, under normal circumstances,
             at least 80% of its net assets plus
             any borrowings for investment
             purposes (measured at time of
             purchase) in high yield, fixed-income
             securities that, at the time of
             purchase, are non-investment grade
             securities. Such securities are
             commonly referred to as "junk bonds".
 ------------------------------------------------------------------------------

  ----------------------------------------------------------------------------
   STYLE/      INVESTMENT OBJECTIVES/POLICIES               PORTFOLIO
    TYPE                                                    ADVISOR/
                                                           SUB-ADVISOR
  ----------------------------------------------------------------------------
   INTER-   AST International Growth Portfolio     Marsico Capital Management,
  NATIONAL  (formerly, AST William Blair               LLC/William Blair &
   EQUITY   International Growth Portfolio):             Company, L.L.C.
            seeks long-term capital growth. Under
            normal circumstances, the Portfolio
            invests at least 80% of the value of
            its assets in securities of issuers
            that are economically tied to
            countries other than the United
            States. Although the Portfolio
            intends to invest at least 80% of its
            assets in the securities of issuers
            located outside the United States, it
            may at times invest in U.S. issuers
            and it may invest all of its assets
            in fewer than five countries or even
            a single country. The Portfolio looks
            primarily for stocks of companies
            whose earnings are growing at a
            faster rate than other companies or
            which offer attractive growth..
  ----------------------------------------------------------------------------
   INTER-   AST International Value Portfolio         LSV Asset Management/
  NATIONAL  (formerly, AST LSV International          Thornburg Investment
   EQUITY   Value Portfolio): seeks long-term           Management, Inc.
            capital appreciation. The Portfolio
            normally invests at least 80% of the
            Portfolio's assets in equity
            securities. The Portfolio will invest
            at least 65% of its net assets in the
            equity securities of companies in at
            least three different countries,
            without limit as to the amount of
            assets that may be invested in a
            single country.
  ----------------------------------------------------------------------------
   INTER-   AST JPMorgan International Equity        J.P. Morgan Investment
  NATIONAL  Portfolio: seeks long-term capital           Management Inc.
   EQUITY   growth by investing in a diversified
            portfolio of international equity
            securities. The Portfolio seeks to
            meet its objective by investing,
            under normal market conditions, at
            least 80% of its assets in a
            diversified portfolio of equity
            securities of companies located or
            operating in developed non-U.S.
            countries and emerging markets of the
            world. The equity securities will
            ordinarily be traded on a recognized
            foreign securities exchange or traded
            in a foreign over-the-counter market
            in the country where the issuer is
            principally based, but may also be
            traded in other countries including
            the United States.
  ----------------------------------------------------------------------------
  LARGE CAP AST Large-Cap Value Portfolio: seeks     Dreman Value Management
    VALUE   current income and long-term growth      LLC, Hotchkis and Wiley
            of income, as well as capital          Capital Management LLC/J.P.
            appreciation. The Portfolio invests,        Morgan Investment
            under normal circumstances, at least        Management, Inc.
            80% of its net assets in common
            stocks of large capitalization
            companies. Large capitalization
            companies are those companies with
            market capitalizations within the
            market capitalization range of the
            Russell 1000 Value Index.
  ----------------------------------------------------------------------------
    FIXED   AST Lord Abbett Bond-Debenture           Lord, Abbett & Co. LLC
   INCOME   Portfolio: seeks high current income
            and the opportunity for capital
            appreciation to produce a high total
            return. The Portfolio invests, under
            normal circumstances, at least 80% of
            the value of its assets in fixed
            income securities. To pursue its
            objective, the Portfolio normally
            invests primarily in high yield and
            investment grade debt securities,
            securities convertible into common
            stock and preferred stocks. The
            Portfolio may find good value in high
            yield securities, sometimes called
            "lower-rated bonds" or "junk bonds,"
            and frequently may have more than
            half of its assets invested in those
            securities. At least 20% of the
            Portfolio's assets must be invested
            in any combination of investment
            grade debt securities, U.S.
            Government securities and cash
            equivalents. The Portfolio may also
            make significant investments in
            mortgage-backed securities. Although
            the Portfolio expects to maintain a
            weighted average maturity in the
            range of five to twelve years, there
            are no restrictions on the overall
            Portfolio or on individual
            securities. The Portfolio may invest
            up to 20% of its net assets in equity
            securities.
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   STYLE/      INVESTMENT OBJECTIVES/POLICIES               PORTFOLIO
    TYPE                                                    ADVISOR/
                                                           SUB-ADVISOR
  ----------------------------------------------------------------------------
  LARGE CAP AST Marsico Capital Growth Portfolio:  Marsico Capital Management,
   GROWTH   seeks capital growth. Income                       LLC
            realization is not an investment
            objective and any income realized on
            the Portfolio's investments,
            therefore, will be incidental to the
            Portfolio's objective. The Portfolio
            will pursue its objective by
            investing primarily in common stocks
            of large companies that are selected
            for their growth potential. Large
            capitalization companies are
            companies with market capitalizations
            within the market capitalization
            range of the Russell 1000 Growth
            Index. In selecting investments for
            the Portfolio, the subadviser uses an
            approach that combines "top down"
            macroeconomic analysis with "bottom
            up" stock selection. The "top down"
            approach identifies sectors,
            industries and companies that may
            benefit from the trends the
            subadviser has observed. The
            subadviser then looks for individual
            companies with earnings growth
            potential that may not be recognized
            by the market at large, utilizing a
            "bottom up" stock selection process.
            The Portfolio will normally hold a
            core position of between 35 and 50
            common stocks. The Portfolio may hold
            a limited number of additional common
            stocks at times when the Portfolio
            manager is accumulating new
            positions, phasing out existing or
            responding to exceptional market
            conditions.
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   INTER-   AST MFS Global Equity Portfolio:         Massachusetts Financial
  NATIONAL  seeks capital growth. Under normal          Services Company
   EQUITY   circumstances the Portfolio invests
            at least 80% of its assets in equity
            securities. The Portfolio will invest
            in the securities of U.S. and foreign
            issuers (including issuers in
            developing countries). While the
            portfolio may invest its assets in
            companies of any size, the Portfolio
            generally focuses on companies with
            relatively large market
            capitalizations relative to the
            markets in which they are traded.
  ----------------------------------------------------------------------------
  LARGE CAP AST MFS Growth Portfolio: seeks          Massachusetts Financial
   GROWTH   long-term capital growth and future,        Services Company
            rather than current income. Under
            normal market conditions, the
            Portfolio invests at least 80% of its
            net assets in common stocks and
            related securities, such as preferred
            stocks, convertible securities and
            depositary receipts, of companies
            that the subadviser believes offer
            better than average prospects for
            long-term growth. The subadviser uses
            a "bottom up" as opposed to a "top
            down" investment style in managing
            the Portfolio.
  ----------------------------------------------------------------------------
   MID CAP  AST Mid Cap Value Portfolio: seeks to     EARNEST Partners LLC/
    VALUE   provide capital growth by investing     WEDGE Capital Management,
            primarily in mid-capitalization                    LLP
            stocks that appear to be undervalued.
            The Portfolio generally invests,
            under normal circumstances, at least
            80% of the value of its net assets in
            mid-capitalization companies.
            Mid-capitalization companies are
            generally those that have market
            capitalizations, at the time of
            purchase, within the market
            capitalization range of companies
            included in the Russell Midcap Value
            Index during the previous 12-months
            based on month-end data.
  ----------------------------------------------------------------------------
    FIXED   AST Money Market Portfolio: seeks         Prudential Investment
   INCOME   high current income while maintaining       Management, Inc.
            high levels of liquidity. The
            Portfolio invests in high-quality,
            short-term, U.S. dollar denominated
            corporate, bank and government
            obligations. The Portfolio will
            invest in securities which have
            effective maturities of not more than
            397 days.
  ----------------------------------------------------------------------------
   MID CAP  AST Neuberger Berman Mid-Cap Growth         Neuberger Berman
   GROWTH   Portfolio: seeks capital growth.             Management Inc.
            Under normal market conditions, the
            Portfolio invests at least 80% of its
            net assets in the common stocks of
            mid-capitalization companies.
            Mid-capitalization companies are
            those companies whose market
            capitalization is within the range of
            market capitalizations of companies
            in the Russell Midcap Growth Index.
            Using fundamental research and
            quantitative analysis, the subadviser
            looks for fast-growing companies that
            are in new or rapidly evolving
            industries.
  ----------------------------------------------------------------------------

 ------------------------------------------------------------------------------
   STYLE/       INVESTMENT OBJECTIVES/POLICIES               PORTFOLIO
    TYPE                                                     ADVISOR/
                                                            SUB-ADVISOR
 ------------------------------------------------------------------------------
   MID CAP   AST Neuberger Berman Mid-Cap Value          Neuberger Berman
    VALUE    Portfolio: seeks capital growth.             Management Inc.
             Under normal market conditions, the
             Portfolio invests at least 80% of its
             net assets in the common stocks of
             medium capitalization companies. For
             purposes of the Portfolio, companies
             with market capitalizations that fall
             within the range of the Russell
             Midcap(R) Index at the time of
             investment are considered medium
             capitalization companies. Some of the
             Portfolio's assets may be invested in
             the securities of large-cap companies
             as well as in small-cap companies.
             Under the Portfolio's value-oriented
             investment approach, the subadviser
             looks for well-managed companies
             whose stock prices are undervalued
             and that may rise in price before
             other investors realize their worth.
 ------------------------------------------------------------------------------
  SMALL CAP  AST Neuberger Berman Small-Cap Growth       Neuberger Berman
   GROWTH    Portfolio (formerly known as AST DeAM        Management Inc.
             Small-Cap Growth Portfolio): seeks
             maximum growth of investors' capital
             from a portfolio of growth stocks of
             smaller companies. The Portfolio
             pursues its objective, under normal
             circumstances, by primarily investing
             at least 80% of its total assets in
             the equity securities of small-sized
             companies included in the Russell
             2000 Growth(R) Index.
 ------------------------------------------------------------------------------
    FIXED    AST PIMCO Limited Maturity Bond            Pacific Investment
   INCOME    Portfolio: seeks to maximize total       Management Company LLC
             return consistent with preservation              (PIMCO)
             of capital. The Portfolio will invest
             in a portfolio of fixed-income
             investment instruments of varying
             maturities. The average portfolio
             duration of the Portfolio generally
             will vary within a one- to three-year
             time frame based on the subadviser's
             forecast for interest rates.
 ------------------------------------------------------------------------------
    FIXED    AST PIMCO Total Return Bond                Pacific Investment
   INCOME    Portfolio: seeks to maximize total       Management Company LLC
             return consistent with preservation              (PIMCO)
             of capital. The Portfolio will invest
             in a portfolio of fixed-income
             investment instruments of varying
             maturities. The average portfolio
             duration of the Portfolio generally
             will vary within a three- to six-year
             time frame based on the subadviser's
             forecast for interest rates.
 ------------------------------------------------------------------------------
    ASSET    AST Preservation Asset Allocation                  AST
 ALLOCATION/ Portfolio: seeks the highest           Investment Services, Inc./
  BALANCED   potential total return consistent      Prudential Investments LLC
             with its specified level of risk
             tolerance. The Portfolio will invest
             its assets in several other Advanced
             Series Trust Portfolios. Under normal
             market conditions, the Portfolio will
             devote between 27.5% to 42.5% of its
             net assets to underlying portfolios
             investing primarily in equity
             securities, and 57.5% to 72.5% of its
             net assets to underlying portfolios
             investing primarily in debt
             securities and money market
             instruments.
 ------------------------------------------------------------------------------
  SMALL CAP  AST Small-Cap Growth Portfolio: seeks    Eagle Asset Management/
   GROWTH    long-term capital growth. The               Neuberger Berman
             Portfolio pursues its objective by           Management Inc.
             investing, under normal
             circumstances, at least 80% of the
             value of its assets in
             small-capitalization companies.
             Small-capitalization companies are
             those companies with a market
             capitalization, at the time of
             purchase, no larger than the largest
             capitalized company included in the
             Russell 2000 Index at the time of the
             Portfolio's investment.
 ------------------------------------------------------------------------------
  SMALL CAP  AST Small-Cap Value Portfolio: seeks   ClearBridge Advisors, LLC/
    VALUE    to provide long-term capital growth      Dreman Value Management
             by investing primarily in              LLC/J.P. Morgan Investment
             small-capitalization stocks that       Management, Inc./Lee Munder
             appear to be undervalued. The               Investments, Ltd
             Portfolio invests, under normal
             circumstances, at least 80% of the
             value of its net assets in small
             capitalization stocks. Small
             capitalization stocks are the stocks
             of companies with market
             capitalization that are within the
             market capitalization range of the
             Russell 2000 Value Index. The
             Portfolio will focus on common stocks
             that appear to be undervalued.
 ------------------------------------------------------------------------------

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  STYLE/       INVESTMENT OBJECTIVES/POLICIES                PORTFOLIO
   TYPE                                                      ADVISOR/
                                                            SUB-ADVISOR
---------------------------------------------------------------------------------
   ASSET    AST T. Rowe Price Asset Allocation     T. Rowe Price Associates, Inc.
ALLOCATION/ Portfolio: seeks a high level of
 BALANCED   total return by investing primarily
            in a diversified portfolio of fixed
            income and equity securities. The
            Portfolio normally invests
            approximately 60% of its total assets
            in equity securities and 40% in fixed
            income securities. This mix may vary
            depending on the subadviser's outlook
            for the markets. The subadviser
            concentrates common stock investments
            in larger, more established
            companies, but the Portfolio may
            include small and medium-sized
            companies with good growth prospects.
            The fixed income portion of the
            Portfolio will be allocated among
            investment grade securities, high
            yield or "junk" bonds, emerging
            market securities, foreign high
            quality debt securities and cash
            reserves.
---------------------------------------------------------------------------------
   FIXED    AST T. Rowe Price Global Bond           T. Rowe Price International,
  INCOME    Portfolio: seeks to provide high                    Inc.
            current income and capital growth by
            investing in high-quality foreign and
            U.S. dollar-denominated bonds. The
            Portfolio will invest at least 80% of
            its total assets in fixed income
            securities. The Portfolio invests in
            all types of bonds, including high
            quality bonds issued or guaranteed by
            U.S. or foreign governments or their
            agencies and by foreign authorities,
            provinces and municipalities as well
            as investment grade corporate bonds
            and mortgage and asset-backed
            securities of U.S. and foreign
            issuers. The Portfolio generally
            invests in countries where the
            combination of fixed-income returns
            and currency exchange rates appears
            attractive, or, if the currency trend
            is unfavorable, where the subadviser
            believes that the currency risk can
            be minimized through hedging. The
            Portfolio may also invest up to 20%
            of its assets in the aggregate in
            below investment-grade, high-risk
            bonds ("junk bonds"). In addition,
            the Portfolio may invest up to 30% of
            its assets in mortgage-related
            (including derivatives, such as
            collateralized mortgage obligations
            and stripped mortgage securities) and
            asset-backed securities.
---------------------------------------------------------------------------------
 LARGE CAP  AST T. Rowe Price Large-Cap Growth     T. Rowe Price Associates, Inc.
  GROWTH    Portfolio: seeks long-term growth of
            capital by investing predominantly in
            the equity securities of a limited
            number of large, carefully selected,
            high-quality U.S. companies that are
            judged likely to achieve superior
            earnings growth. The Portfolio takes
            a growth approach to investment
            selection and normally invests at
            least 80% of its net assets in the
            common stocks of large companies.
            Large companies are those whose
            market cap is larger than the median
            market cap of companies in the
            Russell 1000 Growth Index as of the
            time of purchase.
---------------------------------------------------------------------------------
 SPECIALTY  AST T. Rowe Price Natural Resources    T. Rowe Price Associates, Inc.
            Portfolio: seeks long-term capital
            growth primarily through the common
            stocks of companies that own or
            develop natural resources (such as
            energy products, precious metals and
            forest products) and other basic
            commodities. The Portfolio invests,
            under normal circumstances, at least
            80% of the value of its assets in
            natural resource companies. The
            Portfolio looks for companies that
            have the ability to expand
            production, to maintain superior
            exploration programs and production
            facilities, and the potential to
            accumulate new resources. Although at
            least 50% of Portfolio assets will be
            invested in U.S. securities, up to
            50% of total assets also may be
            invested in foreign securities.
---------------------------------------------------------------------------------
   ASSET    AST UBS Dynamic Alpha Portfolio               UBS Global Asset
ALLOCATION/ (formerly, AST Global Allocation         Management (Americas) Inc.
 BALANCED   Portfolio): seeks to maximize total
            return, consisting of capital
            appreciation and current income. The
            Portfolio invests in securities and
            financial instruments to gain
            exposure to global equity, global
            fixed income and cash equivalent
            markets, including global currencies.
            The Portfolio may invest in equity
            and fixed income securities of
            issuers located within and outside
            the United States or in open-end
            investment companies advised by UBS
            Global Asset Management (Americas)
            Inc., the Portfolio's subadviser, to
            gain exposure to certain global
            equity and global fixed income
            markets.
---------------------------------------------------------------------------------

 WHAT ARE THE FIXED RATE OPTIONS?

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 From time to time we may offer an Enhanced Dollar Cost Averaging ("DCA") program. If we do, you may allocate all or part of any Purchase Payment to the Enhanced Fixed Rate Option. You would then automatically transfer amounts over stated periods (e.g., six or twelve months) from the Enhanced Fixed Rate Option to the permissible Sub-accounts, that you select. We reserve the right at any time to limit the investment options into which Enhanced Fixed Rate Option assets are transferred. After selecting the time period over which transfers will occur, you may not thereafter change the period during which transfers will be made. You may allocate Purchase Payments to more than one transfer period. You may not transfer from other investment options to the Enhanced Fixed Rate Option. This program is not available if you elect certain optional benefits.

 The first periodic transfer will occur on the date you allocate your Purchase Payment to the Enhanced Fixed Rate Option or the date following the end of any free look period, if later. Subsequent transfers will occur on the monthly anniversary of the first transfer. The amount of each periodic transfer will be based on the period of time during which transfers are scheduled to occur. For example, if you choose a six-payment transfer schedule, each transfer generally will equal 1/6/th/ of the amount you allocated to the Enhanced Fixed Rate Option. The final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the Enhanced Fixed Rate Option assets are transferred, provided that any such investment option is one that we permit. You may make a one time transfer of the remaining value out of your Enhanced Fixed Rate Option, if you so choose. Transfers from the Enhanced Fixed Rate Option do not count toward the maximum number of free transfers allowed under the Annuity.

 If you make a withdrawal or have a fee assessed from your Annuity, and all or part of that withdrawal or fee comes out of the Enhanced Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer.

 By investing amounts on a regular basis instead of investing the total amount at one time, the DCA program may decrease the effect of market fluctuation on the investment of your Purchase Payment. Of course, Dollar Cost Averaging cannot ensure a profit or protect against loss in a declining market.

 NOTE: When a DCA program is established from a Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Rate Option over the Guarantee Period.

                               FEES AND CHARGES

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under "Summary of Contract Fees and Charges".

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value".

 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the Sub-account, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is also the lessor of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase. The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options may also reflect similar assumptions about the insurance guarantees provided under the Annuity.

 Optional Benefits for which we Assess a Charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $1,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity which is age 85. No additional Purchase Payments will be permitted after age 85 for the Annuity. If the Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
..   Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the
    Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations
    section of the Prospectus.
..   Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   a new Annuitant if the latest Annuity Date would be earlier than prior to the change.
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections for any such restrictions.

 Spousal Designations
 If the Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For the Spousal Lifetime Five Income Benefit, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this Prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code")(or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.

 Contingent Annuitant
 Generally, if the Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodian Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges) less any applicable federal and state income tax withholding. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life of New Jersey's Systematic Investment Plan or a periodic Purchase Payment program. Additional Purchase Payments may be made at any time before the Annuity Date and prior to the Owner's 86/th/ birthday.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "Pruco Life of New Jersey's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or a Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

 Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the Enhanced Fixed Rate Option are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals. Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments.

 Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
  . With respect to each Sub-account (other than the AST Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

  . We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail. If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional), and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with any Enhanced Fixed Rate Option we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 DURING THE ACCUMULATION PERIOD
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.

..   To meet liquidity needs, you can withdraw a limited amount from your
    Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
..   You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:
 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or the Fixed Rate Option. Generally, Systematic Withdrawals from the Fixed Rate Option are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
 (See "Tax Considerations" for a further discussion of Minimum Distributions.)

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Guaranteed Minimum Income Benefit," the "Lifetime Five Income Benefit" and the "Spousal Lifetime Five Income Benefit" under "Living Benefits" below for a description of annuity options that are available when you elect these benefits.

 When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first Annuity Year.

 Option 1
 Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 Option 2
 Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Pruco Life of New Jersey offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
  . protecting a principal amount from decreases in value due to investment performance;
  . taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
  . guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments; or
  .   providing spousal continuation of certain benefits.

 The "living benefits" that Pruco Life of New Jersey offers are the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit. Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 KEY FEATURE--PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.

  . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

  . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/ duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

  . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

  . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value--You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

  . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations"
      section in this prospectus for additional information on IRS requirements.

  . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.

  . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.

  . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.

  . A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value--Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
  . the Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);
  .   The result is then further reduced by the ratio of A to B, where:
       --A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).
       --B is the Account Value less the Remaining Limit ($220,000 - $2,500, or $217,500).

       The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.
  . The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
  . the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
  . The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE--GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB ANNUITY PAYMENT OPTION 1--PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2--PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS

..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   The Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We may limit the Sub-accounts in which you can allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE PROGRAM
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 TERMINATION OF THE PROGRAM
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change. Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE PROGRAM
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases. The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Rate Options. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and elect Spousal Lifetime Five (see "Election of the Program" below for details). The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options--one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 KEY FEATURE--PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

..   If you elect the Lifetime Five program at the time you purchase your
    Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Lifetime Five benefit, the Account
    Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. You are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under Lifetime Five. The Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Protected Withdrawal Value, and on the date you elect to step-up, the charges under Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you have elected the Auto Step-Up feature, then the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under Lifetime Five or (2) the most recent step-up. Your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount. If at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up. If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE--ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE--ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

    (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
    (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
    (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
  . Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250 Annual Income Amount for future Annuity Years remains at $13,250
  .   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a) If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
  .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000
 (b) If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
  . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
  . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
  . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
      $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE PROGRAM
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the

   Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable, even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:
    (1)apply your Account Value to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
    (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

  . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.
..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..   Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The
    Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available option(s) that we may prescribe in order to elect and maintain the Lifetime Five program. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 ELECTION OF THE PROGRAM
 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

 Currently, if you terminate the program, you will only be permitted to re-elect Lifetime Five or elect Spousal Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 We reserve the right to further limit the election/re-election frequency in the future. Before making any such change to the election/re-election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

 TERMINATION OF THE PROGRAM
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase the Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)), or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five or elect Lifetime Five (see "Elections of and Designations under the Program" below for details). Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 KEY FEATURE--INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

..   If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Spousal Lifetime Five benefit, the
    Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 KEY FEATURE--ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of the Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under Spousal Lifetime Five. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount, and on the date you elect to step-up, the charges under Spousal Lifetime Five have changed for new purchasers, you may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under Spousal Lifetime Five or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five Income Benefit.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:
  .   Remaining Annual Income Amount for current Annuity Year =
      $13,250--$10,000 = $3,250 Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a) If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
  . Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
  . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010, or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

 If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS

..    Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.

..    Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value not the Protected Withdrawal Value.

..    You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program.
     The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..    In general, you must allocate your Account Value in accordance with the then available option(s) that we may prescribe in order to elect and maintain the Spousal Lifetime Five program. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..    There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.

..    In order for the Surviving Designated Life to continue the Spousal
     Lifetime Five program, upon the death of an Owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations" and "Spousal Assumption of Annuity" in this Prospectus.

 Election of and Designations Under the Program
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election.

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.

 Currently, if you terminate the program, you will only be permitted to re-elect Spousal Lifetime Five or elect Lifetime Five on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase the Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 The Annuity provides a Death Benefit during its accumulation period. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. Notwithstanding the additional protection provided under the optional Death Benefit, the additional cost has the impact of reducing the net performance of the investment options.

 The basic Death Benefit is equal to the greater of:
  . The sum of all Purchase Payments less the sum of all proportional withdrawals.
  .   The sum of your Account Value in the Sub-accounts and the Fixed Rate
      Options.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFIT
 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. Key terms that we use to describe these optional death benefits are set forth within the description of each optional death benefit.

 Currently, the optional death benefit must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase the optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. If you elect Spousal Lifetime Five, you are not permitted to elect the optional Death Benefit.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

 If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 Calculation of Highest Anniversary Value Death Benefit The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

        1. the basic Death Benefit described above; and
        2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

        1. the basic Death Benefit described above; and
        2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

 The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.

 Key Terms Used with the Highest Anniversary Value Death Benefit:

..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the Annuity Anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payment since such anniversary.

..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

..   Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 Annuities with Joint Owners
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I Terminate the Optional HAV Death Benefit? Does the Optional HAV Death Benefit terminate under other circumstances?
 The HAV Death Benefit may not be terminated once elected. The HAV Death Benefit will terminate automatically on the Annuity Date. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the charges for the Optional Death Benefit?
 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the HAV Death Benefit. We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options--Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

..   within five (5) years of the date of death; or

..   as a series of payments not extending beyond the life expectancy of the
    Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options--Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

  . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

  . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

  . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.

 Under the Beneficiary Continuation Option:

..   The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.

..   Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account
    Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No Fixed Rate Options will be offered.
..   No additional Purchase Payments can be applied to the Annuity.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
..   Withdrawals are not subject to CDSC.
..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity"--"Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death", (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

  .   trading on the NYSE is restricted;

  . an emergency exists making redemption or valuation of securities held in the separate account impractical; or

  . the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with the Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

 The Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
 PLANS)

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits. If you choose to defer the Annuity Date beyond the default date for your Annuity, the IRS may not consider your contract to be an annuity under the tax law. For more information, see "How and When Do I Choose the Annuity Payment Option?".

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS
 Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your becoming disabled;

..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.); or

..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)

 Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the Death Benefit payment options.
..   Choice 1: the beneficiary is taxed on earnings in the contract.
..   Choice 2: the beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).
..   Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of Purchase Payments).

 Considerations for Contingent Annuitants:
 There may be adverse tax consequences if a Contingent Annuitant succeeds an Annuitant when an Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more Contingent Annuitants when an Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as Contingent Annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a Contingent Annuitant if you expect to use the Annuity in such a fashion.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from the Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for tax favored plans (for example, an IRA).

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g.) a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements for contracts not held by tax favored plans.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of the Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.

 Required Distributions Upon Your Death for Contracts Owned by Individuals (Not Associated with Tax-Favored Plans) Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. If an Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

 Changes in your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 ADDITIONAL INFORMATION
 You should refer to the Statement of Additional Information if:

..   Your contract was issued in exchange for a contract containing Purchase
    Payments made before August 14, 1982.

..   You transfer your contract to, or designate, a beneficiary who is either 37
    1/2 years younger than you or a grandchild.

 CONTRACTS HELD BY TAX-FAVORED PLANS
 The following discussion covers annuity contracts held under tax-favored retirement plans.

 Currently, the Annuity may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. In addition, each Annuity may be purchased for use in connection with a corporate Pension or Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans

 (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code). This description assumes that you have satisfied the requirements for eligibility for these products.

 The Annuity may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy the Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free-look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Because of the way the Annuity is designed, you may purchase the Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, or as a current contribution. In 2007 the contribution limit is $4,000; increasing to $5,000 in 2008. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "minimum distribution requirements"
    described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a roll-over is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..   A 10% "early distribution penalty" described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a minimum distribution also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $45,000 in 2007 ($44,000 in 2006) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2007, this limit is $225,000 ($220,000 for 2006);

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2007 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2007. Thereafter, the amount is indexed for inflation. These annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

  .   Contributions to a Roth IRA cannot be deducted from your gross income;

  . "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and
      (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

  . If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Because of the way the Annuity is designed, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, a Roth IRA for Series B with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from a Qualified plan can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, as of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your Financial Professional prior to purchase to confirm whether such rollovers are being accepted.

 TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2007. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2007. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not greater than 5 percent owner of the employer this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

 Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Contracts Held by Tax-favored Plans
 Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were required to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary,
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary,

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 PENALTY FOR EARLY WITHDRAWALS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
..   For all other distributions, we will withhold at a 10% rate. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS--QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHAT IS PRUCO LIFE OF NEW JERSEY?
 Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.

 Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.

 Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2006, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

 WHAT IS THE SEPARATE ACCOUNT?
 We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as 'mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY
 Pruco Life of New Jersey or our affiliates have entered into agreements with the investment adviser or distributor of certain underlying portfolios. Under the terms of these agreements, Pruco Life of New Jersey or our affiliates may provide administrative and/or support services to the portfolios for which they receive a fee of up to 0.55% annually (as of May 1, 2007) of the average assets allocated to the portfolios from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

 During 2006, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $53 to approximately $190,514. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.

 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
 Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.

 PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).

 The Annuity is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Annuity directly to potential purchasers. Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuity providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

 FINANCIAL STATEMENTS
 The financial statements of the separate account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudential.com.

 You can obtain account information by calling our automated response system and at www.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS
 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its businesses, which may include class action lawsuits. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life of New Jersey and that are typical of the businesses in which Pruco Life of New Jersey operates. Class action and individual lawsuits may involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. Pruco Life of New Jersey may also be subject to litigation arising out of its general business activities, such as its investments and third party contracts. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages.

 Pruco Life of New Jersey's litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flows of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters, depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on Pruco Life of New Jersey's financial position.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

..   Company

..   Experts

..   Principal Underwriter

..   Payments Made to Promote Sale of Our Products

..   Allocation of Initial Purchase Payment

..   Determination of Accumulation Unit Values

..   Federal Tax Status

..   Financial Statements

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

 No accumulation unit value information is shown because, as of December 31, 2006, the Sub-accounts had not yet commenced operation.

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                                 U.S. POSTAGE
                                     PAID
                                 LANCASTER, PA
                                PERMIT NO. 1793

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The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

                      STATEMENT OF ADDITIONAL INFORMATION

                                August 1, 2007

  PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE
                               ANNUITY CONTRACTS

The Prudential Premier Variable Annuity Bb Series(SM) ("Bb Series"), annuity contract (or the "Annuity") is an individual variable annuity contract issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $1,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Bb Series, prospectus dated August 1, 2007. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

                               TABLE OF CONTENTS

                                                             Page
                                                             ----
               Company......................................   2
               Experts......................................   2
               Principal Underwriter........................   2
               Payments Made to Promote Sale of Our Products   2
               Allocation of Initial Purchase Payment.......   3
               Determination of Accumulation Unit Values....   4
               Federal Tax Status...........................   5
               Financial Statements.........................   5
               Separate Account Financial Information.......  A1
               Company Financial Information................  B1

                Pruco Life Insurance       Prudential Annuity
                      Company                Service Center
                   Of New Jersey             P.O. Box 7960
               213 Washington Street         Philadelphia,
                                           Pennsylvania 19176
               Newark, NJ 07102-2992    Telephone: (888) PRU-2888

Prudential Premier Variable Annuity Bb Series(SM), is a service mark of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2006 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

                             PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

Because the Prudential Premier Bb Series was first offered beginning July 2007, PIMS has received no commissions with respect to this product during the past three calendar years. However, with respect to all individual variable annuities issued through the separate account, PIMS received commissions of $11,225,981, $8,230,004 and $9,797,213 in 2006, 2005, and 2004, respectively.
PIMS retained none of those commissions.

As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

.. Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker/dealers).

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker/dealers).

.. Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2006) received payment with respect to annuity business during 2006 (or as to which a payment amount was accrued during 2006). The firms listed below include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2006, the least amount paid, and greatest amount paid, were $4.30 and $1,041,631.80, respectively.

Advantage Capital Corporation
AIG Financial Advisors, Inc.
Citigroup Global Markets, Inc.
Financial Network Investment Corp.
FSC Securities Corp.
ING Financial Partners
Merrill Lynch
Morgan Stanley
Multi-Financial Securities Corporation
Primevest
Raymond James & Associates
Raymond James Financial Services
Royal Alliance
Sentra Securities Corporation
Sunamerica Securities, Inc.
UBS Financial Services
Wachovia

                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources.

Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (formerly named American Skandia Trust) (the "Trust") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature.

                              FEDERAL TAX STATUS

Other Tax Rules.

1. Diversification

The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Annuities meet these diversification requirements.

2. Investor Control.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that each Annuity qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3. Entity Owners.

Where an annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the annuity will not be taxed as an annuity and increases in the value of the annuity over its cost basis will be subject to tax annually.

4. Purchase Payments Made Before August 14, 1982.

If your Annuity was issued in exchange for an annuity containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Annuity. Generally, withdrawals are treated as a recovery of your investment in the Annuity first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

5. Generation-Skipping Transfers.

If you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

Item 23 Financial Statements of Pruco Life Insurance Company and of Pruco Life of New Jersey Flexible Premium Variable Annuity Account


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